UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2013

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On January 8, 2013, Douglas Dynamics, Inc. issued a press release including certain preliminary financial results for the fourth quarter and full year ended December 31, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being furnished herewith:

(99.1)                Press release dated January 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: January 8, 2013	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Press release dated January 8, 2013.